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                                                                 Exhibit 23.1
                                                                 ------------


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Form S-8 registration statement.




                              ARTHUR ANDERSEN LLP


Boston, Massachusetts
August 3, 2000